GE INSTITUTIONAL FUNDS

U.S. Equity Fund

U.S. Large-Cap Core Equity Fund

Premier Growth Equity Fund

Small-Cap Equity Fund

S&P 500 Index Fund

International Equity Fund

Income Fund

Strategic Investment Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated July 1, 2016

To the Statutory Prospectus dated January 28, 2016, as supplemented on March 30, 2016 (the

“Prospectus”), and the Summary Prospectuses dated January 28, 2016, as supplemented on March 30, 2016

At a Special Meeting of Shareholders of the Funds held on June 22, 2016 (the “Meeting”), the shareholders entitled to vote at the Meeting approved: (1) a new investment advisory and administration agreement for each Fund with SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will replace GE Asset Management Incorporated (“GEAM”) as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”); (2) the election of each of John R. Costantino, Jeanne M. La Porta, R. Sheldon Johnson and Donna M. Rapaccioli as Trustees to the Board of Trustees of the Funds; (3) manager-of-managers authority with respect to each Fund for SSGA FM, whereby SSGA FM may, subject to approval of the Board of Trustees of the Funds, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case; and (4) with respect to the Small-Cap Equity Fund, new investment sub-advisory agreements between SSGA FM and each of Palisade Capital Management, LLC, Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc. and SouthernSun Asset Management LLC.

The Transaction closed on July 1, 2016, at which time SSGA FM became the investment adviser and administrator to the Funds. Therefore, effective July 1, 2016: (1) all references to “GE Asset Management Incorporated” or “GEAM” as the current investment adviser or administrator to the Funds are replaced with “SSGA Funds Management, Inc.” or “SSGA FM,” as applicable; (2) all references to “SSGA Funds Management, Inc.” or “SSGA FM” as the current investment sub-adviser to the S&P 500 Index Fund are removed; and (3) all references to “GE Investment Distributors, Inc.” or “GEID” as the current distributor to the Funds are replaced with “State Street Global Markets, LLC” or “SSGM,” as applicable.

The Prospectus is further revised as follows:

On page 49 of the Prospectus, under the sub-section entitled “Investment Adviser, Administrator and Sub-Administrator” within the section entitled “About the Investment Adviser,” the first three paragraphs are deleted in their entirety and replaced with the following:

On March 29, 2016, General Electric Company agreed to sell to State Street Corporation the asset management and advisory services business conducted by GE Asset Management (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction closed on July 1, 2016, resulting in the automatic termination of each Fund’s investment advisory contract and sub-advisory contract (for Funds with sub-advisers). Effective July 1, 2016, SSGA Funds Management, Inc. (“SSGA FM”), became the investment adviser to each Fund and, subject to the supervision of the Board, became responsible for the investment management of each Fund. SSGA FM provides an investment management program for each Fund and manages the investment of the Funds’ assets. SSGA FM is a wholly-owned subsidiary of State Street Corporation (“State Street”) and is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of December 31, 2015, SSGA FM managed approximately $384.95 billion in assets and SSGA managed approximately $2.24* trillion in assets. SSGA FM’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

*This AUM includes the assets of the SPDR Gold Trust (approximately $22 billion as of December 31, 2015), for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Please note that AUM totals are unaudited.

On page 50 of the Prospectus, the sub-section entitled “Manager of Managers Structure” within the section entitled “About the Investment Adviser” is deleted in its entirety and replaced with the following:

Manager of Managers Structure

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board of Trustees, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Trust’s Board of Trustees, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by a Fund also requires prior shareholder approval, which has been obtained for all Funds.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to a Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers.

Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

On page 51 of the Prospectus, under the sub-section entitled “About the Funds’ Portfolio Managers – Portfolio Management Teams” within the section entitled “About the Investment Adviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

The S&P 500 Index Fund is co-managed by Karl A. Schneider and John Tucker, CFA. Messrs. Schneider and Tucker both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund.

On pages 51 and 52 of the Prospectus, the sub-section entitled “About the Funds’ Portfolio Managers – Portfolio Manager Biographies” within the section entitled “About the Investment Adviser” is revised by adding the biographies for each of Mr. Schneider and Mr. Tucker below:

Karl A. Schneider, CAIA, is a Vice President of SSGA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (“GEBS”), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication.

Prior to joining GEBS, Karl worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996.

Karl holds a BS in Finance and Investments from Babson College and an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John Tucker, CFA, is a Senior Managing Director of SSGA FM and Co-Head of Passive Equity Strategies in North America in GEBS. John is responsible for overseeing the management of all passive equity index strategies and ETFs managed in North America. He is a member of the Senior Leadership Team.

Previously, John was head of the Structured Products group in SSGA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center.

John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, John is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel.

On pages 52 and 53 of the Prospectus, under the sub-section entitled “About the Sub-Advisers” within the section entitled “About the Investment Adviser,” the disclosure with respect to the S&P 500 Index Fund is deleted in its entirety.

This Supplement should be retained with your

Summary Prospectuses and Prospectus for future reference.